Investment in Affiliate - Summary of Operations Accounted by Equity Method Investment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Operations:
Revenues	¥ 19,239	¥ 20,069	¥ 17,992
Cost of revenues	7,164	7,710	8,696
Selling, general and administrative expenses	11,580	11,718	9,177
Operating income	495	641	119
Interest expense, net	(174)	(181)	(151)
Other, net	(120)	58	524
Net income	¥ 201	¥ 518	¥ 492